Fortissimo Capital Fund GP, L.P.
14 Hamelacha Street
Park Afek, Rosh Ha’ayin 48091 Israel

AGREEMENT TO FUND DISSOLUTION EXPENSES

September 22, 2006

To the Board of Directors of
Fortissimo Acquisition Corp.

Gentlemen:

In the event that Fortissimo Acquisition Corp. (the “Corporation”) does not consummate a business combination and must liquidate and its remaining assets are insufficient to complete such liquidation, the undersigned Fortissimo Capital Fund GP, L.P., agrees to advance such funds to the Corporation necessary to complete such liquidation and agrees not to seek repayment for such expenses.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS]

To the Board of Directors of
Fortissimo Acquisition Corp.
September 22, 2006

Very truly yours,

FORTISSIMO CAPITAL FUND GP, L.P.

By: /s/ Yuval Cohen
Name: Yuval Cohen
Title: Managing Partner

Agreed To and Accepted By:

FORTISSIMO ACQUISITION CORP.

By: /s/ Yuval Cohen
Name: Yuval Cohen
Title: Chairman of the Board and
Chief Executive Officer